AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF
TRUST
OF
OPTIMUM FUND TRUST,
a Delaware Statutory Trust


       AMENDED AND RESTATED
AGREEMENT
       AND DECLARATION OF TRUST
made and
       entered into as of December
6, 2005 by the
       Trustees named hereunder.

       WHEREAS, the Trustees desire
to amend and
       restate this Agreement and
Declaration of Trust
       for the sole purpose of
supplementing the
       Agreement and Declaration of
Trust to
       incorporate amendments duly
adopted; and

       WHEREAS, this Trust was
initially made on April
       21, 2003 by Mark S. Casady
and David K.
       Downes in order to create a
statutory trust
       pursuant to the Delaware Act
for the investment
       and reinvestment of funds
contributed thereto;

       NOW, THEREFORE, the Trustees
do hereby
       declare that they will hold
in trust all cash,
       securities, and other assets
that the Trust now
       possesses or will acquire
from time to time in
       any manner and manage and
dispose of same
       under the terms and
conditions of this Amended
       and Restated Agreement and
Declaration of
       Trust for the benefit of the
Shareholders as set
       forth below.


ARTICLE I
NAME AND DEFINITIONS

SECTION 1.1. NAME. The name of the
Trust is
Optimum Fund Trust and the Trustees
shall
conduct the business of the Trust
under that
name or any other name as they may
from time
to time determine.

SECTION 1.2. DEFINITIONS. Wherever
used
herein, unless otherwise required
by the context
or specifically provided:

       (a) Affiliated Person,
Assignment,
       Interested Person Person,
And Principal
       Underwriter have the
meanings given them in
       the 1940 Act, as modified by
or interpreted by
       any applicable order or
orders of the
       Commission or any rules or
regulations adopted
       or interpretive releases or
other guidance of the
       Commission or its staff
thereunder;

       (b) Agreement means this
Agreement and
       Declaration of Trust, as it
may be amended,
       supplemented or restated
from time to time;

       (c) Bylaws means the Bylaws
of the Trust, as
       amended from time to time;

       (d) Certificate Of Trust
means the Certificate
       of Trust, as amended,
supplemented, restated or
       corrected from time to time,
filed by the Trustees
       in the Office of the
Secretary of State of the
       State of Delaware in
accordance with the
       Delaware Act;

       (e) Class means a class of
Shares of a Series
       of the Trust established in
accordance with the
       provisions of Article III,
Section 3.6 of this
       Agreement;

       (f) Commission has the
meaning given it in
       the 1940 Act;

       (g) Delaware Act refers to
Chapter 38 of Title
       12 of the Delaware Code
titled Treatment of
       Delaware Statutory Trusts,
as it may be
       amended from time to time;

       (h) Majority Shareholder
Vote has the same
       meaning as the term vote of
a majority of the
       outstanding voting
securities is given in the
       1940 Act, as modified by or
interpreted by any
       applicable order or orders
of the Commission or
       any rules or regulations
adopted or interpretive
       releases or other guidance
of the Commission or
       its staff thereunder;

       (i) Net Asset Value means
the net asset value
       of each Series of the Trust
determined in the
       manner provided in Article
IX, Section 9.3 of this
       Agreement;

       (j) 1940 Act refers to the
Investment Company
       Act of 1940, as amended from
time to time;

       (k) Outstanding Shares means
those Shares
       shown from time to time on
the books of the
       Trust or its Transfer Agent
as then issued and
       outstanding, but does not
include Shares that
       have been redeemed or
repurchased by the
       Trust and that are at the
time held in the treasury
       of the Trust;

       (l) Series means a series of
Shares of the
       Trust established in
accordance with the
       provisions of Article III,
Section 3.6 of this
       Agreement and reference to a
Series, when
       applicable to one or more
Classes of the Series,
       shall refer to each such
Class;

       (m) Shareholder means a
record owner of
       Outstanding Shares of the
Trust;

       (n) Shares means the equal
proportionate
       transferable units of
beneficial interest into which
       the beneficial interest of
each Series of the Trust
       or Class thereof shall be
divided and may
       include fractions of Shares
as well as whole
       Shares;

       (o) Trust refers to Optimum
Fund Trust and
       reference to the Trust, when
applicable to one or
       more Series of the Trust,
shall refer to each such
       Series;

       (p) Trustees means the
Person or Persons
       who has or have signed this
Agreement, so long
       as he or they shall continue
in office in
       accordance with the terms
hereof, and all other
       Persons who may from time to
time be duly
       qualified and serving as
Trustees in
       accor11dance with the
provisions of Article IV of
       this Agreement and reference
herein to a
       Trustee or to the Trustees
shall refer to the
       individual Trustees in their
capacity as Trustees
       under this Agreement; and

       (q) Trust Property means any
and all property,
       real or personal, tangible
or intangible, that is
       owned or held by or for the
account of one or
       more of the Trust or any
Series, or the Trustees
       on behalf of the Trust or
any
Series.

ARTICLE II
PURPOSE

The purpose of the Trust is to
conduct, operate
and carry on the business of a
management
investment company registered under
the 1940
Act through one or more Series
investing
primarily in securities and to
carry on such other
business as the Trustees may from
time to time
determine pursuant to their
authority under this
Agreement.

ARTICLE III
BENEFICIAL INTEREST

SECTION 3.1. SHARES OF BENEFICIAL
INTEREST. The beneficial interest
in the Trust
shall be divided into such
transferable Shares of
one or more separate and distinct
Series or
Classes of a Series as the Trustees
shall from
time to time create and establish.
The number of
Shares of each Series, and Class
thereof,
authorized hereunder is unlimited.
Each Share
shall have no par value. All Shares
issued
hereunder, including without
limitation, Shares
issued in connection with a
dividend or other
distribution in Shares or a split
or reverse split of
Shares, shall be fully paid and
nonassessable.

SECTION 3.2. ISSUANCE OF SHARES.
The
Trustees in their discretion may,
from time to
time, without vote of the
Shareholders, issue
Shares, in addition to the then
issued and
outstanding Shares and Shares held
in the
treasury, to such party or parties
and for such
amount and type of consideration,
subject to
applicable law, including cash or
securities, at
such time or times and on such
terms as the
Trustees may deem appropriate, and
may in
such manner acquire other assets
(including the
acquisition of assets subject to,
and in
connection with, the assumption of
liabilities) and
businesses. In connection with any
issuance of
Shares, the Trustees may issue
fractional
Shares and Shares held in the
treasury. The
Trustees may from time to time
divide or
combine the Shares into a greater
or lesser
number without thereby changing the
proportionate beneficial interests
in the Trust.
Contributions to the Trust may be
accepted for,
and Shares shall be redeemed as,
whole Shares
and/or 1/1,000th of a Share or
integral multiples
thereof.

SECTION 3.3. OWNERSHIP OF SHARES
AND
SHARE CERTIFICATES. A record shall
be kept
at the principal office of the
Trust or an office of
the Trusts transfer agent
containing the names
and addresses of the Shareholders
of each
Series, the number of Shares of
that Series (or
any Class or Classes thereof) held
by them
respectively and a record of all
transfers thereof.
The Trust shall maintain separate
books for the
Shares of each Series or Class of
the Trust. No
certificates certifying the
ownership of Shares
shall be issued except as the
Trustees may
otherwise determine from time to
time. The
Trustees may make such rules as
they consider
appropriate for the issuance of
Share
certificates, the transfer of
Shares of each Series
or Class, and similar matters. The
record books
of the Trust as kept by the Trust
or the Trusts
transfer agent shall be conclusive
as to the
identity of the Shareholders of
each Series or
Class and as to the number of
Shares of each
Series or Class held from time to
time by each
Shareholder.

SECTION 3.4. TRANSFER OF SHARES.
Except as otherwise provided by the
Trustees,
Shares shall be transferable on the
records of
the Trust only by the record holder
thereof or by
his duly authorized agent upon
delivery to the
Trustees or the Trusts transfer
agent of a duly
executed instrument of transfer,
together with a
Share certificate, if one is
outstanding, and such
evidence of the genuineness of each
such
execution and authorization and of
such other
matters as may be required by the
Trustees.
Upon such delivery and subject to
any further
requirements specified by the
Trustees or
contained in the Bylaws, the
transfer shall be
recorded on the books of the Trust.
Until the
transfer is so recorded, the
Shareholder of
record shall be deemed to be the
holder of such
Shares for all purposes hereunder
and neither
the Trustees nor the Trust, nor any
transfer
agent or registrar or any officer,
employee or
agent of the Trust shall be
affected by any notice
of the proposed transfer.

SECTION 3.5. TREASURY SHARES.
Shares
held in the treasury shall, until
reissued pursuant
to Section 3.2 of this Agreement,
not confer any
voting rights on the Trustees, nor
shall such
Shares be entitled to any dividends
or other
distributions declared with respect
to the Shares.

SECTION 3.6.   ESTABLISHMENT OF
SERIES
AND CLASSES.

       (a) The Trust shall consist
of one or more
       separate and distinct
Series, each with an
       unlimited number of Shares
unless otherwise
       specified. The Shares of
each Series shall have
       the relative rights and
preferences provided for
       herein and such rights and
preferences as may
       be designated by the
Trustees. The
       establishment and
designation of any Series
       shall be effective upon the
adoption of a
       resolution by a majority of
the Trustees setting
       forth such establishment and
designation and
       the relative rights and
preferences of the Shares
       of each such Series, whether
directly in such
       resolution or by reference
to, or approval of,
       another document that sets
forth such relative
       rights and preferences of
the Shares of such
       Series including, without
limitation, any
       registration statement of
the Trust, or as
       otherwise provided in such
resolution. The Trust
       shall maintain separate and
distinct records for
       each Series and shall hold
and account for the
       assets belonging thereto
separately from the
       other Trust Property and the
assets belonging to
       any other Series. Each Share
of a Series shall
       represent an equal
beneficial interest in the net
       assets belonging to that
Series, except to the
       extent of expenses
separately allocated to
       Classes thereof as permitted
herein. A Series
       may have exclusive voting
rights with respect to
       matters affecting only that
Series.

       (b) The Trustees may divide
the Shares of any
       Series into two or more
Classes, each with an
       unlimited number of Shares
unless otherwise
       specified. Each Class so
established and
       designated shall represent a
proportionate
       interest in the net assets
belonging to that Series
       and shall have identical
voting, dividend,
       liquidation, and other
rights and be subject to the
       same terms and conditions,
except that (i)
       liabilities, expenses,
costs, charges, and
       reserves allocated to a
Class in accordance with
       Article III, Section 3.8 of
this Agreement may be
       borne solely by that Class,
(ii) dividends
       declared and payable to a
Class pursuant to
       Article IX, Section 9.1 of
this Agreement shall
       reflect the items separately
allocated thereto, (iii)
       each Class may have separate
rights to convert
       to another Class, exchange
rights, and similar
       rights, each as determined
by the Trustees, and
       (iv) each Class may have
exclusive voting rights
       with respect to matters
affecting only that Class.
       The establishment and
designation of each
       Class for any or all Series
shall be effective upon
       the adoption of a resolution
by a majority of the
       Trustees setting forth such
establishment and
       designation and the relative
rights and
       preferences of the Shares of
each such Class,
       whether directly in such
resolution or by
       reference to, or approval
of, another document
       that sets forth such
relative rights and
       preferences of the Shares of
such Class
       including, without
limitation, any registration
       statement of the Trust, or
as otherwise provided
       in such resolution.

       (c) The Trustees shall have
full power and
       authority, in their sole
discretion without
       obtaining any prior
authorization or vote of the
       Shareholders of any Series,
or Class thereof, (i)
       to establish and designate
and to change in any
       manner any Series of Shares,
or any Class or
       Classes thereof, (ii) to fix
such preferences,
       voting powers, rights, and
privileges of any
       Series, or Classes thereof,
as the Trustees may
       from time to time determine
(but the Trustees
       may not change the
preferences, voting powers,
       rights, and privileges of
Outstanding Shares in a
       manner materially adverse to
the Shareholders
       of such Shares without the
prior approval of the
       affected Shareholders),
(iii) to divide or combine
       the Shares of any Series, or
Classes thereof,
       into a greater or lesser
number, (iv) to classify or
       reclassify any issued Shares
of any Series, or
       Classes thereof, into one or
more Series or
       Classes of Shares of a
Series, and (v) to take
       such other action with
respect to the Shares as
       the Trustees may deem
desirable. A Series and
       any Class thereof may issue
any number of
       Shares but need not issue
any Shares. Subject
       to applicable federal and
state law, the Trustees
       may by a resolution of a
majority of the Trustees
       abolish any Series or Class
previously
       established and designated
and rescind the
       establishment and
designation thereof.

SECTION 3.7. INVESTMENT IN THE
TRUST.
The Trustees may accept investments
in any
Series of the Trust from such
persons, at such
times, and on such terms as they
may from time
to time authorize. At the Trustees
discretion,
such investments, subject to
applicable law, may
be in the form of cash or
securities in which the
affected Series is authorized to
invest, valued as
provided in Article IX, Section 9.3
hereof.
Investments in a Series shall be
credited to each
Shareholders account in the form of
full Shares
at the Net Asset Value per Share
next
determined after the investment is
received;
provided, however, that the
Trustees may, in
their sole discretion, (a) fix the
Net Asset Value
per Share of the initial capital
contribution or (b)
issue fractional Shares; and
provided further,
however, that the principal
underwriter may, in
its sole discretion, impose a sales
charge or
other fee upon investments in the
Trust.

SECTION 3.8. ASSETS AND LIABILITIES
OF
SERIES. All consideration received
by the Trust
for the issue or sale of Shares of
a particular
Series, together with all assets in
which such
consideration is invested or
reinvested, all
income, earnings, profits, and
proceeds thereof,
including any proceeds derived from
the sale,
exchange or liquidation of such
assets, and any
funds or payments derived from any
reinvestment of such proceeds in
whatever form
the same may be, shall be held and
accounted
for separately from the other
assets of the Trust
and of every other Series and may
be referred to
herein as assets belonging to that
Series. The
assets belonging to a particular
Series shall
belong to that Series for all
purposes, and to no
other Series, subject only to the
rights of
creditors of that Series. In
addition, any assets,
income, earnings, profits or funds,
or payments
and proceeds with respect thereto,
which are not
readily identifiable as belonging
to any particular
Series shall be allocated by the
Trustees
between and among one or more of
the Series in
such manner as the Trustees, in
their sole
discretion, deem fair and
equitable. Each such
allocation shall be conclusive and
binding upon
the Shareholders of all Series for
all purposes,
and such assets, income, earnings,
profits or
funds, or payments and proceeds
with respect
thereto shall be assets belonging
to that Series.

The assets belonging to a
particular Series shall
be so recorded upon the books of
the Trust, and
shall be held by the Trustees in
trust for the
benefit of the holders of Shares of
that Series.
The assets belonging to each
particular Series
shall be charged with the
liabilities, expenses,
costs, charges and reserves
attributable to that
Series, except that liabilities,
expenses, costs,
charges and reserves attributable
solely to a
particular Class shall be allocated
to that Class.

Any general liabilities, expenses,
costs, charges
or reserves of the Trust that are
not readily
identifiable as belonging to any
particular Series
or Class shall be allocated and
charged by the
Trustees between or among any one
or more of
the Series or Classes in such
manner as the
Trustees in their sole discretion
deem fair and
equitable. Each such allocation
shall be
conclusive and binding upon the
Shareholders of
all Series or Classes for all
purposes.

Without limitation of the foregoing
provisions of
this Section 3.8, but subject to
the right of the
Trustees in their discretion to
allocate general
liabilities, expenses, costs,
charges or reserves
as herein provided, the debts,
liabilities,
obligations and expenses incurred,
contracted
for or otherwise existing with
respect to a
particular Series shall be
enforceable against the
assets of such Series only, and not
against the
assets of the Trust generally.
Notice of this
limitation on inter Series
liabilities may, in the
Trustees sole discretion, be set
forth in the
Certificate of Trust (whether
originally or by
amendment), and upon the giving of
such notice
in the Certificate of Trust, the
statutory
provisions of Section 3804 of the
Delaware Act
relating to limitations on inter
Series liabilities
(and the statutory effect under
Section 3804 of
setting forth such notice in the
Certificate of
Trust) shall become applicable to
the Trust and
each Series. Any person extending
credit to,
contracting with or having any
claim against any
Series may look only to the assets
of that Series
to satisfy or enforce any debt,
liability, obligation
or expense incurred, contracted for
or otherwise
existing with respect to that
Series. No
Shareholder or former Shareholder
of any Series
shall have a claim on or any right
to any assets
allocated or belonging to any other
Series.

SECTION 3.9. PREEMPTIVE RIGHTS.
Shareholders shall have no
preemptive or other
right to subscribe to any
additional Shares or
other securities issued by the
Trust or the
Trustees, whether of the same or
other Series or
Class.

SECTION 3.10. PERSONAL LIABILITY OF
SHAREHOLDERS. As provided by
applicable
law, no Shareholder of the Trust
shall be
personally liable for the debts,
liabilities,
obligations, and expenses incurred
by,
contracted for, or otherwise
existing with respect
to, the Trust or any Series or
Class thereof.
Neither the Trust nor the Trustees,
nor any
officer, employee, or agent of the
Trust shall
have any power to bind personally
any
Shareholder or, except as provided
herein or by
applicable law, to call upon any
Shareholder for
the payment of any sum of money or
assessment whatsoever other than
such as the
Shareholder may at any time
personally agree to
pay by way of subscription for any
Shares or
otherwise.  The Shareholders shall
be entitled, to
the fullest extent permitted by
applicable law, to
the same limitation of personal
liability as is
extended under the Delaware General
Corporation Law to stockholders of
private
corporations for profit. Every
note, bond,
contract, or other undertaking
issued by or on
behalf of the Trust or the Trustees
relating to the
Trust or to any Series shall
include a recitation
limiting the obligation represented
thereby to the
Trust and its assets or to one or
more Series and
the assets belonging thereto (but
the omission of
such a recitation shall not operate
to bind any
Shareholder or Trustee of the
Trust).
SECTION 3.11. ASSENT TO AGREEMENT.
Every Shareholder, by virtue of
having
purchased a Share shall become a
Shareholder
and shall be held to have expressly
assented
and agreed to be bound by the terms
hereof.

ARTICLE IV
TRUSTEES

SECTION 4.1. MANAGEMENT OF THE
TRUST. The Trustees shall have
exclusive and
absolute control over the Trust
Property and
over the business of the Trust to
the same extent
as if the Trustees were the sole
owners of the
Trust Property and business in
their own right,
but with such powers of delegation
as may be
permitted by this Agreement. The
Trustees shall
have power to conduct the business
of the Trust
and carry on its operations in any
and all of its
branches and maintain offices both
within and
without the State of Delaware, in
any and all
states of the United States of
America, in the
District of Columbia, in any and
all
commonwealths, territories,
dependencies,
colonies, or possessions of the
United States of
America, and in any foreign
jurisdiction and to do
all such other things and execute
all such
instruments as they deem necessary,
proper or
desirable in order to promote the
interests of the
Trust although such things are not
herein
specifically mentioned. Any
determination as to
what is in the interests of the
Trust made by the
Trustees in good faith shall be
conclusive.  In
construing the provisions of this
Agreement, the
presumption shall be in favor of a
grant of power
to the Trustees.

The enumeration of any specific
power in this
Agreement shall not be construed as
limiting the
aforesaid power. The powers of the
Trustees
may be exercised without order of
or resort to
any court.

Except for the Trustees named
herein or
appointed to fill vacancies
pursuant to Section
4.5 of this Article IV, the
Trustees shall be
elected by the Shareholders owning
of record a
plurality of the Shares voting at a
meeting of
Shareholders. Such a meeting shall
be held on a
date fixed by the Trustees. In the
event that less
than a majority of the Trustees
holding office
have been elected by Shareholders,
the
Trustees then in office will call a
Shareholders
meeting for the election of
Trustees.

SECTION 4.2. INITIAL TRUSTEES. The
initial
Trustees shall be the persons named
in this
Agreement. On a date fixed by the
Trustees, the
Shareholders shall elect at least
three (3) but not
more than fourteen (14) Trustees,
as specified
by the Trustees pursuant to Section
4.3 of this
Article IV.

SECTION 4.3. NUMBER OF TRUSTEES.
The
number of Trustees shall be at
least three (3),
and thereafter shall be such number
as shall be
fixed from time to time by a
majority of the
Trustees, provided, however, that
the number of
Trustees shall in no event be more
than fourteen
(14).

SECTION 4.4. TERM OF OFFICE. The
Trustees
shall hold office during the
lifetime of this Trust
and until its termination as herein
provided;
except that:

       (a)	Any Trustee may resign
his trust by
       written instrument signed by
him and delivered
       to the other Trustees, which
shall take effect
       upon such delivery or upon
such later date as
       specified therein;

       (b)	Any Trustee who
requests in writing to
       be retired or who has died,
become physically or
       mentally incapacitated by
reason of disease or
       otherwise, or is otherwise
unable to serve, may
       be retired by written
instrument signed by reason
       of disease or otherwise, or
otherwise, or is
       otherwise unable go serve,
may be retired by
       written instrument signed by
a majority of the
       other Trustees, specifying
the date of his
       retirement;

       (c)	Any Trustee may be
removed at any
       time by written instrument,
signed by at least
       two thirds of the number of
Trustees prior to
       such removal, specifying the
date when such
       removal shall become
effective; and

       (d)	A Trustee may be
removed at any
       meeting of the Shareholders
of the Trust by a
       vote of Shareholders owning
at least two thirds
       of the outstanding Shares.

Upon the resignation or removal of
a Trustee, or
his otherwise ceasing to be a
Trustee, he shall
execute and deliver such documents
as the
remaining Trustees shall require
for the purpose
of conveying to the Trust or the
remaining
Trustees any Trust Property held in
the name of
the resigning or removed Trustee.
Upon the
death of any Trustee or upon
removal or
resignation due to any Trustees
incapacity to
serve as trustee, his legal
representative shall
execute and deliver on his behalf
such
documents as the remaining Trustees
shall
require as provided in the
preceding sentence.

SECTION 4.5. VACANCIES AND
APPOINTMENT OF TRUSTEES. In case of
the
declination to serve, death,
resignation,
retirement, removal, physical or
mental
incapacity by reason of disease or
otherwise, or
a Trustee is otherwise unable to
serve, or an
increase in the number of Trustees,
a vacancy
shall occur. Whenever a vacancy in
the Board of
Trustees shall occur, until such
vacancy is filled,
the other Trustees shall have all
the powers
hereunder and the certificate of
the other
Trustees of such vacancy shall be
conclusive. In
the case of an existing vacancy,
the remaining
Trustees shall fill such vacancy by
appointing
such other person as they in their
discretion shall
see fit consistent with the
limitations under the
1940 Act. Such appointment shall be
evidenced
by a written instrument signed by a
majority of
the Trustees in office or by
resolution of the
Trustees, duly adopted, which shall
be recorded
in the minutes of a meeting of the
Trustees,
whereupon the appointment shall
take effect.

An appointment of a Trustee may be
made by
the Trustees then in office in
anticipation of a
vacancy to occur by reason of
retirement,
resignation or increase in number
of Trustees
effective at a later date, provided
that said
appointment shall become effective
only at or
after the effective date of said
retirement,
resignation or increase in number
of Trustees.
As soon as any Trustee appointed
pursuant to
this Section 4.5 shall have
accepted this trust, or
at such date as may be specified in
the
acceptance whenever made, the trust
estate
shall vest in the new Trustee or
Trustees,
together with the continuing
Trustees, without
any further act or conveyance, and
he shall be
deemed a Trustee hereunder. The
power to
appoint a Trustee pursuant to this
Section 4.5 is
subject to the provisions of
Section 16(a) of the
1940 Act.

SECTION 4.6. TEMPORARY ABSENCE OF
TRUSTEE. Any Trustee may, by power
of
attorney, delegate his power for a
period not
exceeding six (6) months at any one
time to any
other Trustee or Trustees, provided
that in no
case shall less than two Trustees
personally
exercise the other powers hereunder
except as
herein otherwise expressly
provided.

SECTION 4.7. INABILITY TO SERVE
FULL
TERM. The declination to serve,
death,
resignation, retirement, removal,
incapacity, or
inability of the Trustees, or any
one of them,
shall not operate to terminate the
Trust or to
revoke any existing agency created
pursuant to
the terms of this Agreement.

SECTION 4.8. OWNERSHIP OF ASSETS OF
THE TRUST. The assets of the Trust
and of
each Series shall be held separate
and apart
from any assets now or hereafter
held in any
capacity other than as Trustee
hereunder by the
Trustees or any successor Trustees.
Legal title
in all of the assets of the Trust
and the right to
conduct any business shall at all
times be
considered as vested in the
Trustees on behalf
of the Trust, except that the
Trustees may cause
legal title to any Trust Property
to be held by, or
in the name of the Trust, or in the
name of any
person as nominee. No Shareholder
shall be
deemed to have a severable
ownership in any
individual asset of the Trust or of
any Series or
any right of partition or
possession thereof, but
each Shareholder shall have, except
as
otherwise provided for herein, a
proportionate
undivided beneficial interest in
the Trust or
Series. The Shares shall be
personal property
giving only the rights specifically
set forth in this
Agreement.

SECTION 4.9. POWERS. The Trustees
in all
instances shall act as principals,
and are and
shall be free from the control of
the
Shareholders. The Trustees shall
have full
power and authority to do any and
all acts and to
make and execute any and all
contracts and
instruments that they may consider
necessary or
appropriate in connection with the
management
of the Trust. The Trustees shall
not in any way
be bound or limited by present or
future laws or
customs in regard to trust
investments, but shall
have full authority and power to
make any and
all investments that they, in their
sole discretion,
shall deem proper to accomplish the
purpose of
this Trust without recourse to any
court or other
authority. Subject to any
applicable limitation in
this Agreement or the Bylaws of the
Trust, the
Trustees shall have power and
authority:

       (a)	To invest and reinvest
cash and other
       property, and to hold cash
or other property
       uninvested, without in any
event being bound or
       limited by any present or
future law or custom in
       regard to investments by
Trustees, and to sell,
       exchange, lend, pledge,
mortgage, hypothecate,
       write options on and lease
any or all of the
       assets of the Trust;

       (b)	To operate as and carry
on the business
       of an investment company,
and exercise all the
       powers necessary and
appropriate to the
       conduct of such operations;

       (c)	To borrow money and in
this connection
       issue notes or other
evidence of indebtedness;
       to secure borrowings by
mortgaging, pledging or
       otherwise subjecting as
security the Trust
       Property; to endorse,
guarantee, or undertake
       the performance of an
obligation or engagement
       of any other Person and to
lend Trust Property;

       (d)	To provide for the
distribution of
       interests of the Trust
either through a principal
       underwriter in the manner
hereinafter provided
       for or by the Trust itself,
or both, or otherwise
       pursuant to a plan of
distribution of any kind;

       (e)	To adopt Bylaws not
inconsistent with
       this Agreement providing for
the conduct of the
       business of the Trust and to
amend and repeal
       them to the extent that they
do not reserve that
       right to the Shareholders;
such Bylaws shall be
       deemed incorporated and
included in this
       Agreement;

       (f)	To elect and remove
such officers and
       appoint and terminate such
agents as they
       consider appropriate;
       (g)	To employ one or more
banks, trust
       companies or companies that
are members of a
       national securities exchange
or such other
       domestic or foreign entities
as the Commission
       may permit as custodians of
any assets of the
       Trust subject to any
conditions set forth in this
       Agreement or in the Bylaws;

       (h)	To retain one or more
transfer agents or
       shareholder servicing
agents, or both;

       (i)	To set record dates in
the manner
       provided herein or in the
Bylaws;

       (j)	To delegate such
authority as they
       consider desirable to any
officers of the Trust
       and to any investment
adviser, manager,
       administrator, custodian,
underwriter or other
       agent or independent
contractor;

       (k)	To sell or exchange any
or all of the
       assets of the Trust, subject
to the provisions of
       Article XI, Sections 11.5,
11.6, and 11.7 of this
       Agreement;

       (l)	To vote or give assent,
or exercise any
       rights of ownership, with
respect to stock or
       other securities or
property; and to execute and
       deliver powers of attorney
to such person or
       persons as the Trustees
shall deem proper,
       granting to such person or
persons such power
       and discretion with relation
to securities or
       property as the Trustees
shall deem proper;

       (m)	To exercise powers and
rights of
       subscription or otherwise
which in any manner
       arise out of ownership of
securities;

       (n)	To hold any security or
property in a
       form not indicating any
trust, whether in bearer,
       book entry, unregistered, or
other negotiable
       form; or either in the name
of the Trust or in the
       name of a custodian or a
nominee or nominees,
       subject in either case to
proper safeguards
       according to the usual
practice of Delaware
       statutory trusts or
investment companies;

       (o)	To establish separate
and distinct Series
       with separately defined
investment objectives
       and policies and distinct
investment purposes in
       accordance with the
provisions of Article III
       hereof and to establish
Classes of such Series
       having relative rights,
powers and duties as they
       may provide consistent with
applicable law;

       (p)	To the full extent
permitted by Section
       3804 of the Delaware Act, to
allocate assets,
       liabilities and expenses of
the Trust to a
       particular Series or Class
thereof or to apportion
       the same between or among
two or more Series
       or Classes thereof, provided
that any liabilities or
       expenses incurred by a
particular Series or
       Class thereof shall be
payable solely out of the
       assets belonging to that
Series or Class as
       provided for in Article III,
Section 3.8 of this
       Agreement;

       (q)	To consent to or
participate in any plan
       for the reorganization,
consolidation or merger of
       any corporation or concern,
any security of
       which is held in the Trust;
to consent to any
       contract, lease, mortgage,
purchase, or sale of
       property by such corporation
or concern, and to
       pay calls or subscriptions
with respect to any
       security held in the Trust;

       (r)	To compromise,
arbitrate, or otherwise
       adjust claims in favor of or
against the Trust or
       any matter in controversy
including, but not
       limited to, claims for
taxes;

       (s)	To make distributions
of income and of
       capital gains to
Shareholders in the manner
       hereinafter provided;

       (t)	To establish, from time
to time, a
       minimum investment for
Shareholders in the
       Trust or in one or more
Series or Classes, and to
       require the redemption of
the Shares of any
       Shareholder whose investment
is less than such
       minimum upon giving notice
to such
       Shareholder;

       (u) 	To establish one or
more committees, to
       delegate any of the powers
of the Trustees to
       said committees and to adopt
a committee
       charter providing for such
responsibilities,
       membership (including
Trustees, officers or
       other agents of the Trust
therein) and any other
       characteristics of said
committees as the
       Trustees may deem proper.
Notwithstanding the
       provisions of this Article
IV, and in addition to
       such provisions or any other
provision of this
       Agreement or of the Bylaws,
the Trustees may
       by resolution appoint a
committee consisting of
       less than the whole number
of Trustees then in
       office, which committee may
be empowered to
       act for and bind the
Trustees and the Trust, as if
       the acts of such committee
were the acts of all
       the Trustees then in office,
with respect to the
       institution, prosecution,
dismissal, settlement,
       review or investigation of
any action, suit or
       proceeding which shall be
pending or threatened
       to be brought before any
court, administrative
       agency or other adjudicatory
body;

       (v) 	To interpret the
investment policies,
       practices or limitations of
any Series;

       (w) 	Notwithstanding any
other provision
       hereof, to invest all or a
portion of the assets of
       any series in one or more
open end investment
       companies, including
investment by means of a
       transfer of such assets in
an exchange for an
       interest or interests in
such investment company
       or companies or by any other
method approved
       by the Trustees;

       (x)	To establish a
registered office and have
       a registered agent in the
State of Delaware; and

       (y) 	In general to carry on
any other
       business in connection with
or incidental to any
       of the foregoing powers, to
do everything
       necessary, suitable or
proper for the
       accomplishment of any
purpose or the
       attainment of any object or
the furtherance of
       any power hereinbefore set
forth, either alone or
       in association with others,
and to do every other
       act or thing incidental or
appurtenant to or
       growing out of or connected
with the aforesaid
       business or purposes,
objects or powers.

The foregoing clauses shall be
construed both
as objects and powers, and the
foregoing
enumeration of specific powers
shall not be held
to limit or restrict in any manner
the general
powers of the Trustees. Any action
by one or
more of the Trustees in their
capacity as such
hereunder shall be deemed an action
on behalf
of the Trust or the applicable
Series, and not an
action in an individual capacity.

The Trustees shall not be limited
to investing in
obligations maturing before the
possible
termination of the Trust.

No one dealing with the Trustees
shall be under
any obligation to make any inquiry
concerning
the authority of the Trustees, or
to see to the
application of any payments made or
property
transferred to the Trustees or upon
their order.

SECTION 4.10. ISSUANCE AND
REPURCHASE OF SHARES. The Trustees
shall have the power to issue,
sell, repurchase,
redeem, retire, cancel, acquire,
hold, resell,
reissue, dispose of, and otherwise
deal in
Shares and, subject to the
provisions set forth in
Article III and Article IX, to
apply to any such
repurchase, redemption, retirement,
cancellation
or acquisition of Shares any funds
or property of
the Trust, or any assets belonging
to the
particular Series or any assets
allocable to the
particular Class, with respect to
which such
Shares are issued.

SECTION 4.11. TRUSTEES AND OFFICERS
AS SHAREHOLDERS. Any Trustee,
officer or
other agent of the Trust may
acquire, own and
dispose of Shares to the same
extent as if he
were not a Trustee, officer or
agent; and the
Trustees may issue and sell or
cause to be
issued and sold Shares to and buy
such Shares
from any such person or any firm or
company in
which he is interested, subject
only to the
general limitations herein
contained as to the
sale and purchase of such Shares;
and all
subject to any restrictions which
may be
contained in the Bylaws.

SECTION 4.12. ACTION BY THE
TRUSTEES.
The Trustees shall act by majority
vote at a
meeting duly called or by written
consent of a
majority of the Trustees without a
meeting or by
telephone meeting provided a quorum
of
Trustees participate in any such
telephone
meeting, unless the 1940 Act
requires that a
particular action be taken only at
a meeting at
which the Trustees are present in
person. Any
meeting conducted by telephone
shall be
deemed to take place at the
principal office of
the Trust, as determined by the
Bylaws or by the
Trustees. Subject to the
requirements of the
1940 Act, the Trustees by majority
vote may
delegate to any one or more of
their number
their authority to approve
particular matters or
take particular actions on behalf
of the Trust.

SECTION 4.13. QUORUM. At any
meeting of
the Trustees, a majority of the
Trustees shall
constitute a quorum.

SECTION 4.14. NOTICE. Meetings of
the
Trustees may be called orally or in
writing by the
Chairman of the Board of Trustees
or by any two
other Trustees.  Notice of the
time, date and
place of all meetings of the
Trustees shall be
given by the party calling the
meeting, or by the
Secretary of the Trust at the
direction of the
party calling the meeting, to each
Trustee by
telephone, telefax, telegram, or
electronic mail
sent to or overnight or hand
delivery received at
his home or business address at
least twenty
four (24) hours in advance of the
meeting, or by
written notice mailed to his home
or business
address at least seventy two (72)
hours in
advance of the meeting. Notice need
not be
given to any Trustee who attends
the meeting
without objecting to the lack of
notice or who
executes a written waiver of notice
with respect
to the meeting. Written consents or
waivers of
the Trustees may be executed in one
or more
counterparts. Execution of a
written consent or
waiver and delivery thereof to the
Trust may be
accomplished by telefax.

SECTION 4.15.  CHAIRMAN.  The Board
of
Trustees shall elect from among its
members a
Chairman of the Board who shall at
all times be
a Trustee who is not an interested
person of the
Trust as that term is defined by
the 1940 Act.
The Chairman of the Board shall be
an officer of
the Board but not of the Trust or
any of its
Series, and as such, shall preside
over all
meetings of the Board of Trustees
when present
and shall have such other
responsibilities in
furthering the Board's functions as
may be
prescribed from time to time by
resolution of the
Board.  It shall be understood that
each Trustee,
including the Chairman of the
Board, shall have
equal responsibility to act in good
faith, in a
manner which he reasonably believes
to be in
the interest of the Trust and with
the care that an
ordinarily prudent person in a like
position as a
Trustee would use under similar
circumstances.

SECTION 4.16. PRINCIPAL
TRANSACTIONS.
Except to the extent prohibited by
applicable law,
the Trustees may, on behalf of the
Trust, buy
any securities from or sell any
securities to, or
lend any assets of the Trust to,
any Trustee or
officer of the Trust or any firm of
which any such
Trustee or officer is a member
acting as
principal, or have any such
dealings with any
investment adviser, distributor or
transfer agent
for the Trust or with any
Interested Person of
such person; and the Trust may
employ any
such person, or firm or company in
which such
person is an Interested Person, as
broker, legal
counsel, registrar, investment
adviser,
distributor, transfer agent,
dividend disbursing
agent, custodian or in any other
capacity upon
customary terms.


ARTICLE V
EXPENSES OF THE TRUST

Subject to the provisions of
Article III, Section
3.8 of this Agreement, the Trustees
shall be
reimbursed from the Trust estate or
the assets
belonging to the appropriate Series
for their
expenses and disbursements,
including, without
limitation, fees and expenses of
Trustees who
are not Interested Persons of the
Trust, interest
expense, taxes, fees and
commissions of every
kind, expenses of pricing Trust
portfolio
securities, expenses of issue,
repurchase and
redemption of Shares, including
expenses
attributable to a program of
periodic repurchases
or redemptions, expenses of
registering and
qualifying the Trust and its Shares
under Federal
and State laws and regulations or
under the laws
of any foreign jurisdiction,
charges of third
parties, including investment
advisers,
managers, custodians, transfer
agents, portfolio
accounting and/or pricing agents,
and registrars,
expenses of preparing and setting
up in type
prospectuses and statements of
additional
information and other related Trust
documents,
expenses of printing and
distributing
prospectuses sent to existing
Shareholders,
auditing and legal expenses,
reports to
Shareholders, expenses of meetings
of
Shareholders and proxy
solicitations therefore,
insurance expenses, association
membership
dues and for such non recurring
items as may
arise, including litigation to
which the Trust (or a
Trustee acting as such) is a party,
and for all
losses and liabilities by them
incurred in
administering the Trust, and for
the payment of
such expenses, disbursements,
losses and
liabilities the Trustees shall have
a lien on the
assets belonging to the appropriate
Series, or in
the case of an expense allocable to
more than
one Series, on the assets of each
such Series,
prior to any rights or interests of
the
Shareholders thereto. This section
shall not
preclude the Trust from directly
paying any of the
aforementioned fees and expenses.

ARTICLE VI
CONTRACTS WITH SERVICE PROVIDERS

SECTION 6.1. INVESTMENT ADVISER.
Subject to applicable requirements
of the 1940
Act, as modified by or interpreted
by any
applicable order or orders of the
Commission or
any rules or regulations adopted or
interpretive
releases or other guidance of the
Commission or
its staff thereunder, the Trustees
may in their
discretion, from time to time,
enter into one or
more investment advisory or
management
contracts with respect to the Trust
or any Series
whereby the other party or parties
to such
contract or contracts shall
undertake to furnish
the Trustees with such management,
investment
advisory, statistical and research
facilities and
services and such other facilities
and services, if
any, and all upon such terms and
conditions, as
the Trustees may in their
discretion determine.
Notwithstanding any other provision
of this
Agreement, the Trustees may
authorize any
investment adviser (subject to such
general or
specific instructions as the
Trustees may from
time to time adopt) to effect
purchases, sales or
exchanges of portfolio securities,
other
investment instruments of the
Trust, or other
Trust Property on behalf of the
Trustees, or may
authorize any officer, agent, or
Trustee to effect
such purchases, sales or exchanges
pursuant to
recommendations of the investment
adviser (and
all without further action by the
Trustees). Any
such purchases, sales and exchanges
shall be
deemed to have been authorized by
all of the
Trustees.

The Trustees may authorize, subject
to
applicable requirements of the 1940
Act,
including those relating to
Shareholder approval,
the investment adviser to employ,
from time to
time, one or more subadvisers to
perform such
of the acts and services of the
investment
adviser, and upon such terms and
conditions, as
may be agreed upon between the
investment
adviser and subadviser. Any
reference in this
Agreement to the investment adviser
shall be
deemed to include such subadvisers,
unless the
context otherwise requires.

SECTION 6.2. PRINCIPAL UNDERWRITER.
The Trustees may in their
discretion from time to
time enter into an exclusive or non
exclusive
underwriting contract or contracts
providing for
the sale of Shares, whereby the
Trust may either
agree to sell Shares to the other
party to the
contract or appoint such other
party its sales
agent for such Shares. In either
case, the
contract shall be on such terms and
conditions, if
any, as may be prescribed in the
Bylaws, and
such further terms and conditions
as the
Trustees may in their discretion
determine not
inconsistent with the provisions of
this Article VI,
or of the Bylaws; and such contract
may also
provide for the repurchase or sale
of Shares by
such other party as principal or as
agent of the
Trust.

SECTION 6.3. TRANSFER AGENT AND
SHAREHOLDER SERVICES AGENT. The
Trustees may in their discretion
from time to time
enter into one or more transfer
agency contracts
or Shareholder services contracts
or both
whereby the other party or parties
shall
undertake to furnish the Trustees
with transfer
agency and Shareholder services.
The contract
or contracts shall be on such terms
and
conditions as the Trustees may in
their discretion
determine not inconsistent with the
provisions of
this Agreement or of the Bylaws.

SECTION 6.4. PARTIES TO CONTRACTS
WITH SERVICE PROVIDERS. Any
contract of
the character described in Sections
6.1, 6.2 and
6.3 of this Article VI or any
contract of the
character described in Article VIII
of this
Agreement may be entered into with
any
corporation, firm, partnership,
trust or
association, although one or more
of the
Trustees or officers of the Trust
may be an
officer, director, trustee,
shareholder, or member
of such other party to the
contract, and no such
contract shall be invalidated or
rendered void or
voidable by reason of the existence
of any
relationship, nor shall any person
holding such
relationship be disqualified from
voting on or
executing the same in his capacity
as
Shareholder and/or Trustee, nor
shall any
person holding such relationship be
liable merely
by reason of such relationship for
any loss or
expense to the Trust under or by
reason of said
contract or accountable for any
profit realized
directly or indirectly therefrom,
provided that the
contract when entered into was not
inconsistent
with the provisions of this Article
VI or Article VIII
of this Agreement or of the Bylaws.
The same
person (including a firm,
corporation,
partnership, trust, or association)
may be the
other party to contracts entered
into pursuant to
Sections 6.1, 6.2 and 6.3 of this
Article VI or
pursuant to Article VIII of this
Agreement, and
any individual may be financially
interested or
otherwise affiliated with persons
who are parties
to any or all of the contracts
mentioned in this
Section 6.4.

SECTION 6.5. PROVISIONS AND
AMENDMENTS. Any contract entered
into
pursuant to Section 6.1 or 6.2 of
this Article VI
shall be consistent with and
subject to the
requirements of Section 15 of the
1940 Act or
other applicable Act of Congress
hereafter
enacted with respect to its
continuance in effect,
its termination, and the method of
authorization
and approval of such contract or
renewal
thereof, and no amendment to any
contract,
entered into pursuant to Section
6.1 or 6.2 of this
Article VI shall be effective
unless assented to in
a manner consistent with the
requirements of
said Section 15, as modified by any
applicable
rule, regulation or order of the
Commission.

ARTICLE VII
SHAREHOLDERS VOTING POWERS AND
MEETINGS

SECTION 7.1. VOTING POWERS. The
Shareholders shall have power to
vote only (a)
for the election of Trustees as
provided in Article
IV, Sections 4.1 and 4.2 hereof,
(b) for the
removal of Trustees as provided in
Article IV,
Section 4.4(d) hereof, (c) with
respect to any
investment advisory or management
contract as
provided in Article VI, Sections
6.1 and 6.5
hereof, and (d) with respect to
such additional
matters relating to the Trust as
may be required
by law, this Agreement, or the
Bylaws, or as the
Trustees may consider desirable.

On any matter submitted to a vote
of the
Shareholders, all Shares shall be
voted
separately by individual Series,
except (a) when
required by the 1940 Act, Shares
shall be voted
in the aggregate and not by
individual Series;
and (b) when the Trustees have
determined that
the matter affects the interests of
more than one
Series, then the Shareholders of
all such Series
shall be entitled to vote thereon.
The Trustees
may also determine that a matter
affects only the
interests of one or more Classes of
a Series, in
which case any such matter shall be
voted on by
such Class or Classes. A
Shareholder of each
Series shall be entitled to one
vote for each
dollar of Net Asset Value (number
of Shares
owned times Net Asset Value per
share) of such
Series on any matter on which such
Shareholder
is entitled to vote and each
fractional dollar
amount shall be entitled to a
proportionate
fractional vote. There shall be no
cumulative
voting in the election of Trustees.

Shares may be voted in person or by
proxy or in
any manner provided for in the
Bylaws. A proxy
may be given in writing. The Bylaws
may provide
that proxies may also, or may
instead, be given
by any electronic or
telecommunications device
or in any other manner.
Notwithstanding
anything else herein or in the
Bylaws, in the
event a proposal by anyone other
than the
officers or Trustees of the Trust
is submitted to a
vote of the Shareholders of one or
more Series
or Classes or of the Trust, or in
the event of any
proxy contest or proxy solicitation
or proposal in
opposition to any proposal by the
officers or
Trustees of the Trust, Shares may
be voted only
in person or by written proxy.
Until Shares are
issued, the Trustees may exercise
all rights of
Shareholders and may take any
action required
or permitted by law, this Agreement
or any of the
Bylaws of the Trust to be taken by
Shareholders.

SECTION 7.2. MEETINGS. The first
Shareholders meeting shall be held
in order to
elect Trustees as specified in
Section 4.2 of
Article IV hereof at the principal
office of the
Trust or such other place as the
Trustees may
designate. Meetings may be held
within or
without the State of Delaware.
Special meetings
of the Shareholders of any Series
may be called
by the Trustees and shall be called
by the
Trustees upon the written request
of
Shareholders owning at least
onetenth of the
Outstanding Shares entitled to
vote. Whenever
ten or more Shareholders meeting
the
qualifications set forth in Section
16(c) of the
1940 Act, as the same may be
amended from
time to time, seek the opportunity
of furnishing
materials to the other Shareholders
with a view
to obtaining signatures on such a
request for a
meeting, the Trustees shall comply
with the
provisions of said Section 16(c)
with respect to
providing such Shareholders access
to the list of
the Shareholders of record of the
Trust or the
mailing of such materials to such
Shareholders
of record, subject to any rights
provided to the
Trust or any Trustees provided by
said Section
16(c). Shareholders shall be
entitled to at least
seven (7) days notice of any
meeting.

SECTION 7.3. QUORUM AND REQUIRED
VOTE. Onethird of Shares entitled
to vote in
person or by proxy shall be a
quorum for the
transaction of business at a
Shareholders
meeting, except that where any
provision of law
or of this
Agreement permits or requires that
the holders
of any Series shall vote as a
Series (or that the
holders of any Class shall vote as
a Class), then
one third of the aggregate number
of Shares of
that Series (or that Class)
entitled to vote shall
be necessary to constitute a quorum
for the
transaction of business by that
Series (or that
Class). Any lesser number shall be
sufficient for
adjournments. Except when a larger
vote is
required by law or by any provision
of this
Agreement or the Bylaws, a majority
of the
Shares voted in person or by proxy
shall decide
any questions and a plurality shall
elect a
Trustee, provided that where any
provision of
law or of this Agreement permits or
requires that
the holders of any Series shall
vote as a Series
(or that the holders of any Class
shall vote as a
Class), then a majority of the
Shares present in
person or by proxy of that Series
(or that Class)
or, if required by law, a Majority
Shareholder
Vote of that Series (or that
Class), voted on the
matter in person or by proxy shall
decide that
matter insofar as that Series (or
that Class) is
concerned. Shareholders may act by
unanimous
written consent. Actions taken by
Series (or
Class) may be consented to
unanimously in
writing by Shareholders of that
Series (or that
Class).

SECTION 7.4. DERIVATIVE ACTIONS. In
addition to the requirements set
forth in Section
3816 of the Delaware Act, a
Shareholder may
bring derivative action on behalf
of the Trust only
if the Shareholder or Shareholders
first make a
pre suit demand upon the Trustees
to bring the
subject action unless an effort to
cause the
Trustees to bring such action is
excused. A
demand on the Trustees shall only
be excused if
a majority of the Board of
Trustees, or a majority
of any committee established to
consider the
merits of such action, has a
personal financial
interest in the action at issue. A
Trustee shall not
be deemed to have a personal
financial interest
in an action or otherwise be
disqualified from
ruling on a Shareholder demand by
virtue of the
fact that such Trustee receives
remuneration
from his service on the Board of
Trustees of the
Trust or on the boards of one or
more
investment companies with the same
or an
affiliated investment adviser or
underwriter.


ARTICLE VIII
CUSTODIAN

SECTION 8.1. APPOINTMENT AND
DUTIES.
The Trustees shall at all times
employ a bank, a
company that is a member of a
national
securities exchange, or a trust
company, each
having capital, surplus and
undivided profits of at
least two million dollars
($2,000,000) as
custodian with authority as its
agent, but subject
to such restrictions, limitations
and other
requirements, if any, as may be
contained in the
Bylaws of the Trust:

       (a)	to hold the securities
owned by the Trust
       and deliver the same upon
written order or oral
       order confirmed in writing,
or by such electro
       mechanical or electronic
devices as are agreed
       to by the Trust and the
custodian, if such
       procedures have been
authorized in writing by
       the Trust;

       (b)	to receive and receipt
for any moneys
       due to the Trust and deposit
the same in its own
       banking department or
elsewhere as the
       Trustees may direct;

       (c) to disburse such funds
upon orders or
       vouchers; and the Trust may
also employ such
       custodian as its agent:

       (d)	to keep the books and
accounts of the
       Trust or of any Series or
Class and furnish
       clerical and accounting
services; and

       (e)	to compute, if
authorized to do so by the
       Trustees, the Net Asset
Value of any Series, or
       Class thereof, in accordance
with the provisions
       hereof;

       all upon such basis of
compensation as may be
       agreed upon between the
Trustees and the
       custodian.

The Trustees may also authorize the
custodian
to employ one or more sub
custodians from time
to time to perform such of the acts
and services
of the custodian, and upon such
terms and
conditions, as may be agreed upon
between the
custodian and such sub custodian
and approved
by the Trustees, provided that in
every case
such sub custodian shall be a bank,
a company
that is a member of a national
securities
exchange, or a trust company
organized under
the laws of the United States or
one of the states
thereof and having capital, surplus
and
undivided profits of at least two
million dollars
($2,000,000) or such other person
as may be
permitted by the Commission, or
otherwise in
accordance with the 1940 Act.

SECTION 8.2. CENTRAL CERTIFICATE
SYSTEM. Subject to such rules,
regulations and
orders as the Commission may adopt,
the
Trustees may direct the custodian
to deposit all
or any part of the securities owned
by the Trust
in a system for the central
handling of securities
established by a national
securities exchange or
a national securities association
registered with
the Commission under the Securities
Exchange
Act of 1934, as amended, or such
other person
as may be permitted by the
Commission, or
otherwise in accordance with the
1940 Act,
pursuant to which system all
securities of any
particular class or series of any
issuer deposited
within the system are treated as
fungible and
may be transferred or pledged by
bookkeeping
entry without physical delivery of
such securities,
provided that all such deposits
shall be subject
to withdrawal only upon the order
of the Trust or
its custodians, subcustodians or
other agents.


ARTICLE IX
DISTRIBUTIONS AND REDEMPTIONS

SECTION 9.1.   DISTRIBUTIONS.

       (a)	The Trustees may from
time to time
       declare and pay dividends or
other distributions
       with respect to any Series.
The amount of such
       dividends or distributions
and the payment of
       them and whether they are in
cash or any other
       Trust Property shall be
wholly in the discretion of
       the Trustees.

       (b)	Dividends and other
distributions may be
       paid or made to the
Shareholders of record at
       the time of declaring a
dividend or other
       distribution or among the
Shareholders of record
       at such other date or time
or dates or times as
       the Trustees shall
determine, which dividends or
       distributions, at the
election of the Trustees, may
       be paid pursuant to a
standing resolution or
       resolutions adopted only
once or with such
       frequency as the Trustees
may determine. The
       Trustees may adopt and offer
to Shareholders
       such dividend reinvestment
plans, cash dividend
       payout plans or related
plans as the Trustees
       shall deem appropriate.

       (c) Anything in this
Agreement to the contrary
       notwithstanding, the
Trustees may at any time
       declare and distribute a
dividend of stock or
       other property pro rata
among the Shareholders
       of a particular Series, or
Class thereof, as of the
       record date of that Series
fixed as provided in
       sub-section (b) of this
Section 9.1 of this Article
       IX.

SECTION 9.2. REDEMPTIONS. A holder
of
record of Shares of a particular
Series may
deposit at the office of the
transfer agent or other
authorized agent of that Series a
written request
or such other form of request as
the Trustees
may from time to time authorize,
requesting that
the Series purchase the Shares in
accordance
with this Section 9.2; and the
Shareholder so
requesting shall be entitled to
require the Series
to purchase, and the Series or the
principal
underwriter of the Series shall
purchase his said
Shares, but only at the Net Asset
Value thereof
(as described in Section 9.3 of
this Article IX).
The Series shall make payment for
any such
Shares to be redeemed, as
aforesaid, in cash or
property from the assets of that
Series and
payment for such Shares less any
applicable
deferred sales charge and/or fees
shall be made
by the Series or the principal
underwriter of the
Series to the Shareholder of record
within seven
(7) days after the date upon which
the request is
effective, or within such other
time as the
Trustees shall determine in
accordance with the
1940 Act and the rules, regulations
and
interpretations thereof promulgated
or issued by
the Commission or its staff, or as
otherwise

required or permitted by the
Commission. Upon
redemption, Shares shall become
Treasury
Shares and may be re-issued from
time to time.

SECTION 9.3. DETERMINATION OF NEW
ASSET VALUE AND VALUATION OF SERIES
ASSETS. The term Net Asset Value
of any
Series shall mean that amount by
which the
assets of that Series exceed its
liabilities, all as
determined by or under the
direction of the
Trustees. Such value shall be
determined
separately for each Series and
shall be
determined on such days and at such
times as
the Trustees may determine. Such
determination
shall be made with respect to
securities for
which market quotations are readily
available, at
the market value of such
securities; and with
respect to other securities and
assets, at the fair
value as determined in good faith
by the
Trustees; provided, however, that
the Trustees,
without Shareholder approval, may
alter the
method of valuing portfolio
securities insofar as
permitted under the 1940 Act and
the rules,
regulations and interpretations
thereof
promulgated or issued by the
Commission or its
staff or insofar as permitted by
any order or
orders of the Commission applicable
to the
Series. The Trustees may delegate
any of their
powers and duties under this
Section 9.3 with
respect to valuation of assets and
liabilities. The
resulting amount, which shall
represent the total
Net Asset Value of the particular
Series, shall be
divided by the total number of
Shares of that
Series outstanding at the time and
the quotient
so obtained shall be the Net Asset
Value per
Share of that Series. At any time,
the Trustees
may cause the Net Asset Value per
Share last
determined to be determined again
in similar
manner and may fix the time when
such
redetermined value shall become
effective.
If, for any reason, the net income
of any Series,
determined at any time, is a
negative amount,
the Trustees shall have the power
with respect
to that Series (a) to offset each
Shareholders
pro rata share of such negative
amount from the
accrued dividend account of such
Shareholder;
(b) to reduce the number of
Outstanding Shares
of such Series by reducing the
number of Shares
in the account of each Shareholder
by a pro rata
portion of that number of full and
fractional
Shares which represents the amount
of such
excess negative net income; (c) to
cause to be
recorded on the books of such
Series an asset
account in the amount of such
negative net
income (provided that the same
shall thereupon
become the property of such Series
with respect
to such Series and shall not be
paid to any
Shareholder), which account may be
reduced by
the amount of dividends declared
thereafter
upon the Outstanding Shares of such
Series on
the day such negative net income is
experienced, until such asset
account is reduced
to zero; (d) to combine the methods
described in
clauses (a), (b) and (c) of this
sentence; or (e) to
take any other action they deem
appropriate, in
order to cause (or in order to
assist in causing)
the Net Asset Value per Share of
such Series to
remain at a constant amount per
Outstanding
Share immediately after each such
determination and declaration. The
Trustees
shall also have the power not to
declare a
dividend out of net income for the
purpose of
causing the Net Asset Value per
Share to be
increased. The Trustees shall not
be required to
adopt, but may at any time adopt,
discontinue or
amend the practice of maintaining
the Net Asset
Value per Share of the Series at a
constant
amount.

SECTION 9.4. SUSPENSION OF THE
RIGHT OF REDEMPTION.
Notwithstanding Section 9.2
of this Article IX, the Trustees
may declare a
suspension of the right of
redemption or
postpone the date of payment as
permitted
under the 1940 Act or by action of
the
Commission. Such suspension shall
take effect
at such time as the Trustees shall
specify but not
later than the close of business on
the business
day next following the declaration
of suspension,
and thereafter there shall be no
right of
redemption or payment until the
Trustees shall
declare the suspension at an end.
In the case of
a suspension of the right of
redemption, a
Shareholder may either withdraw his
request for
redemption or receive payment based
on the Net
Asset Value per Share next
determined after the
termination of the suspension. In
the event that
any Series is divided into Classes,
the provisions
of this Section 9.4, to the extent
applicable as
determined in the discretion of the
Trustees and
consistent with applicable law, may
be equally
applied to each such Class.

SECTION 9.5. REDEMPTION OF SHARES.
The Trustees may require
Shareholders to
redeem Shares for any reason under
terms set
by the Trustees, including, but not
limited to, (a)
the determination of the Trustees
that direct or
indirect ownership of Shares of any
Series has
or may become concentrated in such
Shareholder to an extent that would
disqualify
any Series as a regulated
investment company
under the Internal Revenue Code of
1986, as
amended (the Code) (or any
successor statute
thereto); (b) the failure of a
Shareholder to
supply a tax identification number
if required to
do so;  the failure of a
Shareholder to pay
when due for the purchase of Shares
issued to
him; or (d) the failure of a
Shareholder to
maintain such minimum investment
for
Shareholders in the Trust or in one
or more
Series or Classes as the Trustees
may establish,
from time to time, in accordance
with Section
4.9(t) of Article IV hereof. The
redemption shall
be effected at the redemption price
and in the
manner provided in this Article IX.

The holders of Shares shall upon
demand
disclose to the Trustees in writing
such
information with respect to direct
and indirect
ownership of Shares as the Trustees
deem
necessary to comply with the
provisions of the
Code, or to comply with the
requirements of any
other taxing authority.

ARTICLE X
LIMITATION OF LIABILITY AND
INDEMNIFICATION

SECTION 10.1. LIMITATION OF
LIABILITY.
Neither a Trustee nor an officer of
the Trust
when acting in such capacity, shall
be personally
liable to any person other than the
Trust or a
beneficial owner for any act,
omission or
obligation of the Trust, any
Trustee or any officer
of the Trust. Neither a Trustee nor
an officer of
the Trust shall be liable for any
act or omission
or any conduct whatsoever in his
capacity as
Trustee or officer of the Trust,
provided that
nothing contained herein or in the
Delaware Act
shall protect any Trustee or any
officer of the
Trust against any liability to the
Trust or to
Shareholders to which he would
otherwise be
subject by reason of willful
misfeasance, bad
faith, gross negligence or reckless
disregard of
the duties involved in the conduct
of the office of
Trustee or Officer hereunder.

SECTION 10.2.  INDEMNIFICATION.

       (a)	Subject to the
exceptions and limitations
       contained in Section (b)
below:

(i)	every Person who is, or has
been, a
Trustee or officer of the Trust
(hereinafter
referred to as a Covered Person)
shall be
indemnified by the Trust to the
fullest extent
permitted by law against liability
and against all
expenses reasonably incurred or
paid by him in
connection with any claim, action,
suit or
proceeding in which he becomes
involved as a
party or otherwise by virtue of his
being or
having been a Trustee or officer
and against
amounts paid or incurred by him in
the
settlement thereof;

(ii)	the words claim, action,
suit, or
proceeding shall apply to all
claims, actions,
suits or proceedings (civil,
criminal or other,
including appeals), actual or
threatened while in
office or thereafter, and the words
liability and
expenses shall include, without
limitation,
attorneys fees, costs, judgments,
amounts paid
in settlement, fines, penalties and
other
liabilities.

       (b)	No indemnification
shall be provided
       hereunder to a Covered
Person:

       (i)	who shall have been
adjudicated by a
       court or body before which
the proceeding was
       brought

(A)	to be liable to the Trust or
its
Shareholders by reason of willful
misfeasance,
bad faith, gross negligence or
reckless disregard
of the duties involved in the
conduct of his office;
or

(B)	not to have acted in good
faith in
the reasonable belief that his
action was in the
best interest of the Trust; or

(ii)	in the event of a settlement,
unless there
has been a determination that such
Trustee or
officer did not engage in willful
misfeasance, bad
faith, gross negligence or reckless
disregard of
the duties involved in the conduct
of his office,

       (A)	by the court or other
body approving the
       settlement;

(B)	by at least a majority of
those
Trustees who are neither Interested
Persons of
the Trust nor are parties to the
matter based
upon a review of readily available
facts (as
opposed to a full trial-type
inquiry); or

(C)	by written opinion of
independent legal counsel based
upon a review
of readily available facts (as
opposed to a full
trial type inquiry); provided,
however, that any
Shareholder may, by appropriate
legal
proceedings, challenge any such
determination
by the Trustees or by independent
counsel.

       (c)	The rights of
indemnification herein
       provided may be insured
against by policies
       maintained by the Trust,
shall be severable, shall
       not be exclusive of or
affect any other rights to
       which any Covered Person may
now or hereafter
       be entitled, shall continue
as to a person who
       has ceased to be a Covered
Person and shall
       inure to the benefit of the
heirs, executors and
       administrators of such a
person. Nothing
       contained herein shall
affect any rights to
       indemnification to which
Trust personnel, other
       than Covered Persons, and
other persons may
       be entitled by contract or
otherwise under law.

       (d)	Expenses in connection
with the
       preparation and presentation
of a defense to any
       claim, action, suit or
proceeding of the character
       described in paragraph (a)
of this Section 10.2
       may be paid by the Trust or
Series from time to
       time prior to final
disposition thereof upon receipt
       of an undertaking by or on
behalf of such
       Covered Person that such
amount will be paid
       over by him to the Trust or
Series if it is
       ultimately determined that
he is not entitled to
       indemnification under this
Section 10.2;
       provided, however, that
either (i) such Covered
       Person shall have provided
appropriate security
       for such undertaking, (ii)
the Trust is insured
       against losses arising out
of any such advance
       payments or (iii) either a
majority of the Trustees
       who are neither Interested
Persons of the Trust
       nor parties to the matter,
or independent legal
       counsel in a written
opinion, shall have
       determined, based upon a
review of readily
       available facts (as opposed
to a trial type inquiry
       or full investigation), that
indemnification under
       this Section 10.2.

SECTION 10.3. SHAREHOLDERS. In case
any
Shareholder or former Shareholder
of any Series
shall be held to be personally
liable solely by
reason of his being or having been
a
Shareholder of such Series and not
because of
his acts or omissions or for some
other reason,
the Shareholder or former
Shareholder (or his
heirs, executors, administrators or
other legal
representatives, or, in the case of
a corporation
or other entity, its corporate or
other general
successor) shall be entitled out of
the assets
belonging to the applicable Series
to be held
harmless from and indemnified
against all loss
and expense arising from such
liability. The
Trust, on behalf of the affected
Series, shall,
upon request by the Shareholder,
assume the
defense of any claim made against
the
Shareholder for any act or
obligation of the
Series and satisfy any judgment
thereon from
the assets of the Series.

ARTICLE XI
MISCELLANEOUS

SECTION 11.1. TRUST NOT A
PARTNERSHIP.
It is the intention of the Trustees
to create a
statutory trust pursuant to the
Delaware Act. It is
not the intention of the Trustees
to create a
general partnership, limited
partnership, joint
stock association, corporation,
bailment, or any
form of legal relationship other
than a statutory
trust pursuant to the Delaware Act.
No Trustee
hereunder shall have any power to
bind
personally either the Trusts
officers or any
Shareholder. All persons extending
credit to,
contracting with or having any
claim against the
Trust or the Trustees shall look
only to the
assets of the appropriate Series or
(if the
Trustees shall have yet to have
established
Series) of the Trust for payment
under such
credit, contract or claim; and
neither the
Shareholders nor the Trustees, nor
any of their
agents, whether past, present or
future, shall be
personally liable therefor. Nothing
in this
Agreement shall protect a Trustee
against any
liability to which the Trustee
would otherwise be
subject by reason of willful
misfeasance, bad
faith, gross negligence or reckless
disregard of
the duties involved in the conduct
of the office of
Trustee hereunder.

SECTION 11.2. TRUSTEES GOOD FAITH
ACTION, EXPERT ADVICE, NO BOND OR
SURETY. The exercise by the
Trustees or the
officers of the Trust of their
powers and
discretions hereunder in good faith
and with
reasonable care under the
circumstances then
prevailing shall be binding upon
everyone
interested. Subject to the
provisions of Article X
of this Agreement and Section 11.1
of this Article
XI, the Trustees or the officers of
the Trust shall
not be liable for errors of
judgment or mistakes
of fact or law. The Trustees and
the officers of
the Trust may take advice of
counsel or other
experts with respect to the meaning
and
operation of this Agreement, and
subject to the
provisions of Article X of this
Agreement and
Section 11.1 of this Article XI,
shall be under no
liability for any act or omission
in accordance
with such advice or for failing to
follow such
advice. The Trustees and the
officers of the
Trust shall not be required to give
any bond as
such, nor any surety if a bond is
obtained.

SECTION 11.3.  ESTABLISHMENT OF
RECORD DATES.

       (a)	The Trustees may close
the Share
       transfer books of the Trust
for a period not
       exceeding one hundred eighty
(180) days
       preceding the date of any
meeting of
       Shareholders, or the date
for the payment of any
       dividend or other
distribution, or the date for the
       allotment of rights, or the
date when any change
       or conversion or exchange of
Shares shall go
       into effect; or in lieu of
closing the stock transfer
       books as aforesaid, the
Trustees may fix in
       advance a date, not
exceeding one hundred
       eighty (180) days preceding
the date of any
       meeting of Shareholders, or
the date for the
       payment of any dividend or
other distribution, or
       the date for the allotment
of rights, or the date
       when any change or
conversion or exchange of
       Shares shall go into effect,
as a record date for
       determining Shareholders
entitled to notice of,
       and to vote at, any such
meeting, or entitled to
       receive payment of any such
dividend or other
       distribution, or to any such
allotment of rights, or
       to exercise the rights in
respect of any such
       change, conversion or
exchange of Shares, and
       in such case such
Shareholders and only such
       Shareholders as shall be
Shareholders of record
       on the date so fixed shall
be entitled to such
       notice of, and to vote at,
such meeting, or to
       receive payment of such
dividend or other
       distribution, or to receive
such allotment of
       rights, or to exercise such
rights, as the case
       may be, notwithstanding any
transfer of any
       Shares on the books of the
Trust after any such
       record date fixed as
aforesaid.

       (b)	If the Trustees do not
so fix a record
       date:

(i)	The record date for
determining
Shareholders entitled to notice of,
and to vote at,
a meeting of Shareholders shall be
at the close
of business on the business day
next preceding
the day on which notice is given
or, if notice is
waived, at the close of business on
the business
day that is five (5) business days
next preceding
to the day on which the meeting is
held.

(ii)	The record date for
determining
Shareholders entitled to give
consent to action in
writing without a meeting, (A) when
no prior
action by the Trustees has been
taken, shall be
the day on which the first written
consent is
given, or (B) when prior action of
the Trustees
has been taken, shall be at the
close of business
on the day on which the Trustees
adopt the
resolution taking such prior action
or the
seventy fifth (75th) day before the
date of such
other action, whichever is later.

Nothing in this Section 11.3 shall
be construed
as precluding the Trustees from
setting different
record dates for different Series
or Classes.

SECTION 11.4. DURATION OF THE
TRUST.
This Trust shall continue without
limitation of
time but subject to the provisions
of this Article
XI.

SECTION 11.5.  TERMINATION OF THE
TRUST, A SERIES OR A CLASS.

       (a)	Subject to applicable
Federal and state
       law, the Trust or any Series
or Class thereof may
       be terminated (i) by
Majority Shareholder Vote of
       the Trust, each Series
affected, or each Class
       affected, as the case may
be; or (ii) without the
       vote or consent of
Shareholders by a majority of
       the Trustees either at a
meeting or by written
       consent. The Trustees shall
provide written
       notice to the affected
Shareholders of a
       termination effected under
clause (ii) above.

Upon the termination of the Trust
or the Series
or Class, (i) the Trust or the
Series or Class shall
carry on no business except for the
purpose of
winding up its affairs; (ii) the
Trustees shall
proceed to wind up the affairs of
the Trust or the
Series or Class, and all of the
powers of the
Trustees under this Agreement shall
continue
until the affairs of the Trust
shall have been
wound up, including the power to
fulfill or
discharge the contracts of the
Trust or the Series
or Class thereof; collect its
assets; sell, convey,
assign, exchange, transfer, or
otherwise dispose
of all or any part of the remaining
Trust property
or Trust property allocated or
belonging to such
Series or Class to one or more
persons at public
or private sale for consideration
that may consist
in whole or in part of cash,
securities, or other
property of any kind; discharge or
pay its
liabilities; and do all other acts
appropriate to
liquidate its business; provided
that any sale,
conveyance, assignment, exchange,
transfer, or
other disposition of all or
substantially all the
Trust property or Trust property
allocated or
belonging to such Series or Class
(other than as
provided in (iii) below) shall
require Shareholder
approval in accordance with Section
11.6 below;
and (iii) after paying or
adequately providing for
the payment of all liabilities, and
upon receipt of
such releases, indemnities, and
refunding
agreements as they deem necessary
for their
protection, the Trustees may
distribute the
remaining Trust property or the
remaining
property of the terminated Series
or Class, in
cash or in kind or partly each,
among the
Shareholders of the Trust or the
Series or Class
according to their respective
rights; and

       (b)	Upon completion of the
distribution of
       the remaining proceeds or
the remaining assets
       as provided in sub section
(a) of this Section
       11.5 of this Article XI, the
Trust or any affected
       Series or Class thereof
shall terminate and the
       Trustees and the Trust shall
be discharged of
       any and all further
liabilities and duties
       hereunder and the right,
title and interest of all
       parties with respect to the
Trust, Series or Class
       shall be cancelled and
discharged. Upon
       termination of the Trust,
following completion of
       winding up of its business,
the Trustees shall
       cause a certificate of
cancellation of the Trusts
       Certificate of Trust to be
filed in accordance with
       the Delaware Act, which
certificate of
       cancellation may be signed
by any one Trustee.

SECTION 11.6. MERGER, CONSOLIDATION
AND SALE OF ASSETS. Subject to
applicable
Federal and state law and except as
otherwise
provided in Section 11.7 below, the
Trust or any
Series or Class thereof may merge
or
consolidate with any other
corporation,
association, trust, or other
organization or may
sell, lease, or exchange all or a
portion of the
Trust property or Trust property
allocated or
belonging to such Series or Class,
including its
good will, upon such terms and
conditions and
for such consideration when and as
authorized
at any meeting of Shareholders
called for such
purpose by a Majority Shareholder
Vote of the
Trust or affected Series or Class,
as the case
may be. Such transactions may be
effected
through share for share exchanges,
transfers or
sale of assets, shareholder in kind
redemptions
and purchases, exchange offers, or
any other
method approved by the Trustees.
Any
agreement of merger or
consolidation or
certificate of merger may be signed
by a majority
of Trustees and facsimile
signatures conveyed
by electronic or telecommunication
means shall
be valid.  Pursuant to and in
accordance with the
provisions of Section 3815(f) of
the Delaware
Act, and notwithstanding anything
to the contrary
contained in this Agreement, an
agreement of
merger or consolidation approved by
the
Trustees in accordance with this
Section 11.6
may effect any amendment to the
Agreement or
effect the adoption of a new
Agreement of the
Trust if it is the surviving or
resulting trust in the
merger or consolidation.

SECTION 11.7. INCORPORATION AND
REORGANIZATION. Subject to
applicable
Federal and state law, the Trustees
may without
the vote or consent of Shareholders
cause to be
organized or assist in organizing a
corporation or
corporations under the laws of any
jurisdiction or
any other trust, partnership,
limited liability
company, association, or other
organization to
take over all or a portion of the
Trust property or
all or a portion of the Trust
property allocated or
belonging to such Series or Class
or to carry on
any business in which the Trust
shall directly or
indirectly have any interest, and
to sell, convey
and transfer the Trust property or
the Trust
property allocated or belonging to
such Series or
Class to any such corporation,
trust, limited
liability company, partnership,
association, or
organization in exchange for the
shares or
securities thereof or otherwise,
and to lend
money to, subscribe for the shares
or securities
of, and enter into any contracts
with any such
corporation, trust, partnership,
limited liability
company, association, or
organization, or any
corporation, partnership, limited
liability
company, trust, association, or
organization in
which the Trust or such Series
holds or is about
to acquire shares or any other
interest. Subject
to applicable Federal and state
law, the Trustees
may also cause a merger or
consolidation
between the Trust or any successor
thereto or
any Series or Class thereof and any
such
corporation, trust, partnership,
limited liability
company, association, or other
organization.
Nothing contained herein shall be
construed as
requiring approval of Shareholders
for the
Trustees to organize or assist in
organizing one
or more corporations, trusts,
partnerships,
limited liability companies,
associations, or other
organizations and selling,
conveying, or
transferring the Trust property or
a portion of the
Trust property to such organization
or entities;
provided, however, that the
Trustees shall
provide written notice to the
affected
Shareholders of any transaction
whereby,
pursuant to this Section 11.7, the
Trust or any
Series or Class thereof sells,
conveys, or
transfers all or a portion of its
assets to another
entity or merges or consolidates
with another
entity. Such transactions may be
effected
through share for share exchanges,
transfers or
sale of assets, shareholder in kind
redemptions
and purchases, exchange offers, or
any other
method approved by the Trustees.
Pursuant to
and in accordance with the
provisions of Section
3815(f) of the Delaware Act, and
notwithstanding
anything to the contrary contained
in this
Agreement, an agreement of merger
or
consolidation approved by the
Trustees in
accordance with this Section 11.7
may effect any
amendment to the Agreement or
effect the
adoption of a new Agreement of the
Trust if it is
the surviving or resulting trust in
the merger or
consolidation.

SECTION 11.8. FILING OF COPIES,
REFERENCES AND HEADINGS. The
original
or a copy of this Agreement and of
each
amendment or restatement hereof or
Agreement
supplemental hereto shall be kept
at the office of
the Trust where it may be inspected
by any
Shareholder. A supplemental trust
instrument
executed by any one Trustee may be
relied upon
as a Supplement hereof. Anyone
dealing with
the Trust may rely on a certificate
by an officer or
Trustee of the Trust as to whether
or not any
such amendments, restatements or
supplemental Agreements have been
made and
as to any matters in connection
with the Trust
hereunder, and with the same effect
as if it were
the original, may rely on a copy
certified by an
officer or Trustee of the Trust to
be a copy of this
Agreement or of any such amendment,
restatement or supplemental
Agreement. In this
Agreement or in any such amendment,
restatement or supplemental
Agreement,
references to this Agreement, and
all
expressions like herein, hereof,
and
hereunder shall be deemed to refer
to this
Agreement as amended, restated or
affected by
any such supplemental Agreement.
All
expressions like his,  he, and him
shall be
deemed to include the feminine and
neuter, as
well as masculine, genders.
Headings are
placed herein for convenience of
reference only
and in case of any conflict, the
text of this
Agreement, rather than the
headings, shall
control.  This Agreement may be
executed in
any number of counterparts each of
which shall
be deemed an original.


SECTION 11.9. APPLICABLE LAW. The
trust
set forth in this instrument is
made in the State of
Delaware, and the Trust and this
Agreement,
and the rights and obligations of
the Trustees
and Shareholders hereunder, are to
be governed
by and construed and administered
according to
the Delaware Act and the laws of
said State;
provided, however, that there shall
not be
applicable to the Trust, the
Trustees or this
Agreement (a) the provisions of
Section 3540 of
Title 12 of the Delaware Code or
(b) any
provisions of the laws (statutory
or common) of
the State of Delaware (other than
the Delaware
Act) pertaining to trusts that
relate to or regulate
(i) the filing with any court or
governmental body
or agency of trustee accounts or
schedules of
trustee fees and charges, (ii)
affirmative
requirements to post bonds for
trustees, officers,
agents or employees of a trust,
(iii) the necessity
for obtaining court or other
governmental
approval concerning the
acquisition, holding or
disposition of real or personal
property, (iv) fees
or other sums payable to trustees,
officers,
agents or employees of a trust, (v)
the allocation
of receipts and expenditures to
income or
principal, (vi) restrictions or
limitations on the
permissible nature, amount or
concentration of

trust investments or requirements
relating to the
titling, storage or other manner of
holding of trust
assets, or (vii) the establishment
of fiduciary or
other standards or responsibilities
or limitations
on the acts or powers of trustees,
which are
inconsistent with the limitations
or liabilities or
authorities and powers of the
Trustees set forth
or referenced in this Agreement.
The Trust shall
be of the type commonly called a
statutory
trust, and without limiting the
provisions hereof,
the Trust may exercise all powers
that are
ordinarily exercised by such a
trust under
Delaware law. The Trust
specifically reserves
the right to exercise any of the
powers or
privileges afforded to trusts or
actions that may
be engaged in by trusts under the
Delaware Act,
and the absence of a specific
reference herein to
any such power, privilege or action
shall not
imply that the Trust may not
exercise such
power or privilege or take such
actions.

SECTION 11.10. AMENDMENTS. Except
as
specifically provided herein, the
Trustees may,
without Shareholder vote, amend,
restate or
otherwise supplement this Agreement
by making
an amendment, an Agreement
supplemental
hereto or an amended and restated
Agreement.
Shareholders shall have the right
to vote (a) on
any amendment which would affect
their right to
vote granted in Section 7.1 of
Article VII hereof,
(b) on any amendment to this
Section 11.10, (c)
on any amendment as may be required
by law or
by the Trusts registration
statement filed with
the Commission, and (d) on any
amendment
submitted to them by the Trustees.
Any
amendment required or permitted to
be
submitted to Shareholders which, as
the
Trustees determine, shall affect
the
Shareholders of one or more Series
(or one or
more Classes) shall be authorized
by vote of the
Shareholders of each Series (or
Class) affected
and no vote of Shareholders of a
Series (or
Class) not affected shall be
required.
Notwithstanding anything else
herein, any
amendment to Article X hereof shall
not limit the
rights to indemnification or
insurance provided
therein with respect to action or
omission of
Covered Persons prior to such
amendment.

SECTION 11.11. FISCAL YEAR. The
fiscal year
of the Trust shall end on a
specified date as set
forth in the Bylaws, provided,
however, that the
Trustees may, without Shareholder
approval,
change the fiscal year of the
Trust.


SECTION 11.12. USE OF THE NAME
OPTIMUM. Delaware Management
Holdings,
Inc.  (DMH) has consented to, and
granted a
Non exclusive license for, the use
by any Series
or by the Trust of the identifying
word Optimum
in the name of any Series or of the
Trust. Such
consent is subject to revocation by
DMH in its
discretion, if DMH or a subsidiary
or affiliate
thereof is not employed as the
investment
adviser of each Series of the
Trust. As between
the Trust and DMH, DMH controls the
use of the
name of the Trust insofar as such
name contains
the identifying word Optimum. DMH
may, from
time to time, use the identifying
word Optimum
in other connections and for other
purposes,
including, without limitation, in
the names of
other investment companies,
corporations or
businesses which it may manage,
advise,
sponsor or own or in which it may
have a
financial interest. DMH may require
the Trust or
any Series thereof to cease using
the identifying
word Optimum in the name of the
Trust or any
Series thereof if the Trust or any
Series thereof
ceases to employ DMH or a
subsidiary or
affiliate thereof as investment
adviser.

SECTION 11.13. PROVISIONS IN
CONFLICT
WITH LAW. The provisions of this
Agreement
are severable, and if the Trustees
shall
determine, with the advice of
counsel, that any of
such provisions is in conflict with
the 1940 Act,
the regulated investment company
provisions of
the Internal Revenue Code or with
other
applicable laws and regulations,
the conflicting
provision shall be deemed never to
have
constituted a part of this
Agreement; provided,
however, that such determination
shall not affect
any of the remaining provisions of
this
Agreement or render invalid or
improper any
action taken or omitted prior to
such
determination. If any provision of
this Agreement
shall be held invalid or
unenforceable in any
jurisdiction, such invalidity or
unenforceability
shall attach only to such provision
in such
jurisdiction and shall not in any
manner affect
such provisions in any other
jurisdiction or any
other provisions of this Agreement
in any
jurisdiction.

       IN WITNESS WHEREOF, the
undersigned,
       being all of the Trustees of
the Trust, have
       executed this instrument on
this 6th day of December, 2005.





John C.E. Campbell

Mark S. Casady



Nicholas D. Constan



William W. Hennig



Durant Adams Hunter



Kenneth R. Leibler



Stephen P. Mullin



Robert A. Rudell



Jon Socolofsky


Amended and Restated as of December 6, 2005


22


43

Amended and Restated as of December 6, 2005